UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Global Dividend & Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2017

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors of Virtus Global Dividend & Income Fund Inc. (“Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution of $0.113 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2017 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Dividend & Income Fund Inc. Shareholder:

I am pleased to share the annual report for the Virtus Global Dividend & Income Fund (ZTR) for the 12-month period ended December 31, 2017.

The report includes commentary from the fund’s co-portfolio managers, Kayne Anderson Rudnick Investment Management and Newfleet Asset Management, on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period. It also includes Newfleet’s discussion on the contribution of the options overlay strategy.

For the fiscal year ended December 31, 2017, the fund’s net asset value (NAV) gained 19.02%, including $1.856 in reinvested distributions, and its market price increased 29.62%. During the same period, the fund’s composite benchmark, consisting of 60% Russell Developed Large Cap Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, gained 14.59%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 22.51% for the Russell Developed Large Cap Index (net) and a gain of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Virtus Global Dividend & Income Fund Inc.

February 2018

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

DECEMBER 31, 2017

About the Fund:

Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2017, the Fund’s leverage consisted of $120 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.

Manager Comments – Kayne Anderson Rudnick Investment Management, LLC (KAR)

KAR manages the Fund’s equity portfolio, which currently has a target allocation of 60%, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and it covers the period from January 1, 2017 through December 31, 2017.

How did the equity markets perform during the fiscal year ended December 31, 2017?

The year 2017 was a banner one for global equities: the S&P 500® Index returned 21.83%; foreign markets, as measured by the MSCI EAFE® Index (net), gained 25.03%; and emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), climbed 37.28%. Growth stocks across the market-cap spectrum outperformed value stocks for the year, the opposite of what occurred in 2016.

The Russell Developed Large Cap Index (net) rose 22.51% in 2017. All the sectors in the index logged positive returns. The information technology and materials sectors led the pack, gaining 38.22% and 28.38%, respectively. Weaker sectors included energy (+3.54%) and telecommunication services (+2.67%).

What factors affected the performance of the Fund’s equity portfolio during the fiscal year?

The Fund’s equity portfolio underperformed the Russell Developed Large Cap Index (net) for the year, returning 21.00% (gross of fees) versus 22.51% for the benchmark. The underperformance was primarily driven by sector allocation effects, notably an overweight in telecommunication services and an underweight in information technology. Performance was also hurt by negative stock selection and an underweight in industrials. Positive stock selection in the energy sector helped offset some of the negative effects.

Names that contributed the most to performance for the year were Vodafone Group and Las Vegas Sands.

•	Vodafone saw strong commercial results and solid cost control, factors that contributed to the company raising its guidance for earnings before interest, taxes, depreciation, and amortization (EBITDA) and free cash flow.

•	After nearly two years of pressure in Macau, business in the world’s largest gambling market stabilized and began to improve in 2017. With sizable barriers to entry that include

For information regarding the indexes and certain key investment terms, see Key Investment Terms on page 8

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

DECEMBER 31, 2017

geographic and regulatory issues, Las Vegas Sands remained one of the best-positioned companies to profit from the Chinese government’s desire to make Macau a gambling and entertainment mecca.

The stocks that detracted the most from performance were Vermilion Energy and Spark New Zealand.

•	Despite higher energy prices in 2017, Vermilion’s shares were negatively impacted, primarily by unplanned outages and permitting issues in key geographies.

•	Spark New Zealand was negatively affected as higher global interest rates contributed to a decline in many global telecommunications stocks during the second half of 2017.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. Newfleet also manages the options overlay strategy employed by the Fund. The following commentary is provided by the portfolio management team at Newfleet, and it covers the period from January 1, 2017 through December 31, 2017.

How did the fixed income markets perform during the fiscal year ended December 31, 2017?

Most spread sectors outperformed U.S. Treasuries during the fiscal year ended December 31, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.25% to 1.50%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

Over the 12 months ended December 31, 2017, short-term interest rates increased while longer-term rates decreased. This was due to the Fed rate hikes and U.S. inflation data that was generally below expectations.

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the fixed income portfolio’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index. For the fiscal year ended December 31, 2017, the Fund’s fixed income portfolio returned 8.61% (gross of fees), while the benchmark returned 3.54%.

Among fixed income sectors, the portfolio’s allocations to corporate high yield, emerging markets high yield, and corporate high quality securities were the largest positive contributors to performance for the fiscal year.

For information regarding the indexes and certain key investment terms, see Key Investment Terms on page 8

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

DECEMBER 31, 2017

During the fiscal year, the portfolio’s allocation to high yield bank loans was the largest detractor from performance. Valuations in the sector remained attractive on a risk-adjusted relative basis, and warranted strategic allocation, especially given the short duration nature of the asset class in a rising rate environment.

How did the options overlay strategy perform for the Fund during the fiscal year?

The year 2017 will go down in history as a definitive example of a low-volatility bull market. Such an environment can be challenging for volatility trading strategies, particularly those with a goal of income generation. Low volatility tends to produce lower option prices, which tends to lead to tighter spreads between strike price levels.

Even with challenging market dynamics, the Fund’s options overlay strategy performed well. This was partly because performance is more closely linked to the spread between implied volatility, as measured by the Chicago Board Options Exchange Volatility Index® (CBOE VIX® Index), and realized volatility, than it is to the absolute level of volatility itself.

Through this lens, 2017 had rather favorable characteristics. For example, the average volatility spread during 2017 of 4.1% was nearly spot-on the historical average of 4.2%. For the first time since the CBOE VIX® Index was launched in 1990, this spread was positive throughout the year, without a single negative day. In this context, the options overlay program contributed 4.41% to the Fund (gross of fees) during the fiscal year ended December 31, 2017.

The S&P 500® Index started 2018 with strong performance, recording a 7.55% gain through January 26. Although the level of the S&P 500® increased significantly, the level of volatility did not. This increase in the S&P 500® Index was followed by an abrupt 10.10% decline from January 29th through February 8th and an increase in volatility. In this type of environment, with unanticipated large market movements and increased volatility, it would be expected that the options overlay strategy would produce negative investment returns, and indeed it did, resulting in a decline in NAV of approximately 8.3% (gross of fees) from January 2nd through February 14th.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

For information regarding the indexes and certain key investment terms, see Key Investment Terms on page 8

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

DECEMBER 31, 2017

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms on page 8

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

DECEMBER 31, 2017 (Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments, net of written options, at December 31, 2017.

Asset Allocation

Common Stocks		60%
Financials	12%
Telecommunication Services	9
Energy	6
All other Common Stock	33
Corporate Bonds and Notes		20
Financials	7
Energy	2
Consumer Discretionary	2
All other Corporate Bonds and Notes	9
Mortgage-Backed Securities		7
Other		13

Total		100%

Country Weightings

United States	57%
United Kingdom	16
Canada	9
France	4
Switzerland	4
New Zealand	2
Japan	2
Other	6

Total	100%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS

DECEMBER 31, 2017 (Unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

The MSCI EAFE® (“Europe, Australasia, Far East”) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Continued)

DECEMBER 31, 2017 (Unaudited)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (“American Depositary Receipt”)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—2.6%
U.S. Treasury Bond 2.500%, 2/15/46	$4,665	$4,435
U.S. Treasury Note 1.125%, 2/28/19	590	585
1.625%, 2/15/26	3,540	3,342
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $8,372)		8,362
MUNICIPAL BONDS—1.6%
California—1.0%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	2,000	3,194

New York—0.6%
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	1,515	1,774
TOTAL MUNICIPAL BONDS
(Identified Cost $4,873)		4,968
FOREIGN GOVERNMENT SECURITIES—1.4%
Argentine Republic 7.625%, 4/22/46	380	429
Dominican Republic 144A 6.600%, 1/28/24(2)	315	353
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(2)	495	485
Kingdom of Bahrain 144A 7.000%, 10/12/28(2)	490	497
Republic of Costa Rica 144A 7.000%, 4/4/44(2)	500	516
Republic of Indonesia 144A, 3.700%, 1/8/22(2)	280	288
144A, 4.350%, 1/8/27(2)	480	508
Republic of South Africa 4.665%, 1/17/24	410	419
4.300%, 10/12/28	430	415

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Turkey 7.375%, 2/5/25	$261	$301
Sultanate of Oman 144A 4.750%, 6/15/26(2)	300	291
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $4,494)		4,502
MORTGAGE-BACKED SECURITIES—9.6%
Agency—3.6%
FNMA 4.000%, 1/1/46	411	430
3.500%, 4/1/46	4,514	4,639
3.500%, 5/1/46	3,149	3,237
3.000%, 12/1/46	812	813
3.500%, 1/1/47	384	395
4.000%, 4/1/47	174	182
3.500%, 7/1/47	1,697	1,744

		11,440

Non-Agency—6.0%
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(2)	610	648
Ameriquest Mortgage Securities, Inc. 2003-AR3, M4 , (5.850% minus 1 month LIBOR) 4.593%, 6/25/33(1)	95	95
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 3.741%, 11/17/33(1)(2)	488	494
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 3.891%, 11/17/33(1)(2)	100	101
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(2)	385	389

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Bayview Opportunity Master Fund IIIb Trust 2017-RN2, A1 144A 3.475%, 4/28/32(1)(2)	$113	$114
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(2)	395	408
2017-SPL5, B1 144A, 4.000%, 6/28/57(1)(2)	175	184
2017-SPL1, B1 144A, 4.250%, 10/28/64(1)(2)	263	269
Bayview Opportunity Master Fund IVb Trust 2017-SPL3, B1 144A 4.250%, 11/28/53(1)(2)	345	361
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	270	277
Citigroup Commercial Mortgage Trust 2016-SMPL, A 144A 2.228%, 9/10/31(2)	685	672
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 3.627%, 12/17/33(1)(2)	490	491
COLT Mortgage Loan Trust 2016-1, A2 144A 3.500%, 5/25/46(2)	393	395
COLT Mortgage Loan Trust Funding LLC 2016-2, A1 144A, 2.750%, 9/25/46(1)(2)	66	67
2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	160	160
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 3.475%, 1/25/34(1)	208	214
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(1)(2)	278	276

	PAR VALUE	VALUE
Non-Agency (continued)
Galton Funding Mortgage Trust 2017-1, A21 144A 3.500%, 7/25/56(1)(2)	$258	$261
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(2)	965	960
Home Equity Mortgage Trust 2005-2, M7, (1 month LIBOR + 1.680%) 3.232%, 7/25/35(1)	258	256
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 3.785%, 6/25/34(1)	450	460
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22, A4, 3.801%, 9/15/47	1,320	1,383
2007-LDPX, AM, 5.464%, 1/15/49(1)	271	271
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 3.000%, 10/25/29(1)(2)	166	162
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	649	656
2017-3, 2A2 144A, 2.500%, 8/25/47(1)(2)	242	240
JPMorgan Mortgage Trust 2017-5, A1 144A 3.188%, 10/26/48(1)(2)	811	818
MetLife Securitization Trust 2017-1A, M1 144A 3.601%, 4/25/55(1)(2)	135	139
New Residential Mortgage Loan Trust 2016-4A, B1A 144A, 4.500%, 11/25/56(1)(2)	691	732
2017-2A, A3 144A, 4.000%, 3/25/57(1)(2)	232	240

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	$345	$355
Pretium Mortgage Credit Partners LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(1)(2)	160	160
Progress Residential Trust 2017-SFR1, B 144A 3.017%, 8/17/34(2)	335	331
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(1)(2)	655	655
Sequoia Mortgage Trust 2013-8, B1 3.534%, 6/25/43(1)	361	360
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2 3.542%, 4/25/34(1)	188	190
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(1)(2)	610	615
2015-6, M1 144A, 3.750%, 4/25/55(1)(2)	185	192
2017-1, M1 144A, 3.750%, 10/25/56(1)(2)	200	204
2015-2, 1M1 144A, 3.250%, 11/25/60(1)(2)	945	961
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(2)	975	973
2017-SFR1, A 144A, 2.716%, 9/17/34(2)	165	163
Vericrest Opportunity Loan Trust LLC 2017-NPL3, A1 144A, 3.500%, 3/25/47(1)(2)	297	298
2017-NP10, A1 144A, 3.000%, 10/25/47(1)(2)	100	100
2017-NPL7, A1 144A, 3.250%, 4/25/59(1)(2)	213	213
Verus Securitization Trust 2017-2A, A1 144A 2.485%, 7/25/47(1)(2)	435	436

	PAR VALUE	VALUE
Non-Agency (continued)
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	$675	$675

		19,074
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $30,679)		30,514
ASSET-BACKED SECURITIES—3.9%
Auto Floor Plan—0.2%
Navistar Financial Dealer Note Master Owner Trust II 2016-1, B 144A, (1 month LIBOR + 1.750%) 3.302%, 9/27/21(1)(2)	780	785

Automobiles—2.2%
American Credit Acceptance Receivables Trust 2017-2, C 144A 2.860%, 6/12/23(2)	430	430
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	523	522
Drive Auto Receivables Trust 2017-2, C 2.750%, 9/15/23	505	506
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(2)	580	587
2016-3A, B 144A, 2.840%, 8/16/21(2)	685	684
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(2)	415	414
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(2)	505	504
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(2)	400	397

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Automobiles (continued)
GLS Auto Receivables Trust 2017-1A, B 144A 2.980%, 12/15/21(2)	$525	$523
Onemain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(2)	415	414
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(2)	505	502
Santander Drive Auto Receivables Trust 2016-1, C 3.090%, 4/15/22	990	1,000
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(2)	505	501

		6,984

Other—1.3%
CKE Restaurant Holdings, Inc. 2013-1A, A2 144A 4.474%, 3/20/43(2)	443	444
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(2)	425	428
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	390	389
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(2)	387	384
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(2)	220	219
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(2)	425	427

	PAR VALUE	VALUE
Other (continued)
Murray Hill Marketplace Trust 2016-LC1, A 144A 4.190%, 11/25/22(2)	$44	$44
OneMain Financial Issuance Trust 2015-1A, A 144A 3.190%, 3/18/26(2)	560	563
Prosper Marketplace Issuance Trust 2017-2A, B 144A 3.480%, 9/15/23(2)	420	421
SoFi Consumer Loan Program LLC 2016-3, A 144A 3.050%, 12/26/25(2)	276	277
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	421	429

		4,025

Student Loans—0.2%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(2)	505	502
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $12,297)		12,296
CORPORATE BONDS AND NOTES—26.9%
Consumer Discretionary—2.5%
Beazer Homes USA, Inc. 6.750%, 3/15/25	305	321
CalAtlantic Group, Inc. 5.250%, 6/1/26	350	370
Charter Communications Operating LLC 4.908%, 7/23/25	430	457
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(2)	390	403
Discovery Communications LLC 3.950%, 3/20/28	405	403

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Eldorado Resorts, Inc. 6.000%, 4/1/25	$185	$193
Ford Motor Credit Co., LLC 5.000%, 5/15/18	740	748
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	150	161
Horton (D.R.), Inc. 4.750%, 2/15/23	510	545
L Brands, Inc. 6.875%, 11/1/35	182	184
Lear Corp. 3.800%, 9/15/27	505	505
Lennar Corp. 144A 4.750%, 11/29/27(2)	335	345
QVC, Inc. 4.375%, 3/15/23(5)	665	682
Scientific Games International, Inc. 144A, 7.000%, 1/1/22(2)	100	105
144A, 5.000%, 10/15/25(2)	170	171
SFR Group S.A. 144A 7.375%, 5/1/26(2)	415	428
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(2)	410	425
TRI Pointe Group, Inc. 5.875%, 6/15/24	405	432
Vista Outdoor, Inc. 5.875%, 10/1/23	340	326
Wyndham Worldwide Corp. 5.100%, 10/1/25(5)	615	644
4.500%, 4/1/27	115	117

		7,965

Consumer Staples—0.6%
CVS Health Corp. 2.875%, 6/1/26(5)	635	609
Flowers Foods, Inc. 4.375%, 4/1/22(5)	690	731
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	420	404

	PAR VALUE	VALUE
Consumer Staples (continued)
Safeway, Inc. 7.250%, 2/1/31	$285	$238

		1,982

Energy—2.9%
Alta Mesa Holdings LP 7.875%, 12/15/24	190	208
Anadarko Petroleum Corp. 6.600%, 3/15/46	215	276
Andeavor Logistics LP (Tesoro Logistics Finance Corp.) 4.250%, 12/1/27	420	424
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	280	303
Crestwood Midstream Partners LP 5.750%, 4/1/25	290	299
Enbridge Energy Partners LP 5.875%, 10/15/25	430	487
Energy Transfer Equity LP 4.250%, 3/15/23	385	382
Energy Transfer Partners LP 4.200%, 4/15/27	430	428
EP Energy LLC 144A 8.000%, 11/29/24(2)	165	170
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	290	305
HollyFrontier Corp. 5.875%, 4/1/26(5)	480	534
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(5)	615	787
MPLX LP 4.875%, 12/1/24(5)	635	684
NGL Energy Partners LP 5.125%, 7/15/19	335	341
NuStar Logistics LP 5.625%, 4/28/27	395	402

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Oasis Petroleum, Inc. 6.875%, 1/15/23	$165	$169
Parsley Energy LLC 144A 5.625%, 10/15/27(2)	380	389
Petrobras Global Finance BV 144A, 5.299%, 1/27/25(2)	250	251
7.375%, 1/17/27	630	694
Petroleos Mexicanos 6.875%, 8/4/26	395	448
144A, 6.500%, 3/13/27(2)	260	284
QEP Resources, Inc. 5.625%, 3/1/26	35	35
Range Resources Corp. 4.875%, 5/15/25	335	323
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	395
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	290	287

		9,305

Financials—9.1%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22(5)	495	510
Allstate Corp. (The) 5.750%, 8/15/53(3)	445	485
Ally Financial, Inc. 5.750%, 11/20/25	300	327
Apollo Management Holdings LP 144A 4.000%, 5/30/24(2)	475	486
Ares Capital Corp. 4.875%, 11/30/18	65	66
3.875%, 1/15/20	175	178
3.500%, 2/10/23	175	172
Ares Finance Co., LLC 144A 4.000%, 10/8/24(2)(5)	675	649
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	195	191

	PAR VALUE	VALUE
Financials (continued)
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)	$440	$483
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(2)	740	722
Bancolombia S.A. 5.125%, 9/11/22	655	684
Bank of America Corp. 144A, 3.004%, 12/20/23(2)	634	636
4.200%, 8/26/24(5)	853	898
Bank of Montreal 3.803%, 12/15/32	121	120
Brookfield Finance LLC 4.000%, 4/1/24	543	562
Capital One Financial Corp. 4.200%, 10/29/25	450	463
3.750%, 7/28/26	495	493
Citigroup, Inc. 5.500%, 9/13/25	2,000	2,253
Compass Bank 3.875%, 4/10/25(5)	625	627
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(2)	720	741
Discover Financial Services 3.950%, 11/6/24	475	485
FS Investment Corp. 4.250%, 1/15/20	410	417
4.750%, 5/15/22	100	103
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	1,000	1,109
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	515	529
ICAHN Enterprises LP 144A 6.375%, 12/15/25(2)	330	330
iStar, Inc. 6.000%, 4/1/22	120	124
5.250%, 9/15/22	115	116
Jefferies Group LLC 5.125%, 1/20/23	215	233
4.850%, 1/15/27	250	266
JPMorgan Chase & Co. 3.300%, 4/1/26	835	841

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(2)	$535	$626
Kimco Realty Corp. 3.300%, 2/1/25	515	511
Leucadia National Corp. 5.500%, 10/18/23	375	404
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(2)(5)	610	643
Lincoln National Corp. 4.200%, 3/15/22(5)	625	658
Macquarie Group Ltd. 144A 6.250%, 1/14/21(2)(5)	520	570
Manulife Financial Corp. 4.150%, 3/4/26(5)	540	573
MetLife, Inc. 4.368%, 9/15/23	590	637
Morgan Stanley 4.100%, 5/22/23	385	401
3.125%, 7/27/26	865	853
Navient Corp. 7.250%, 9/25/23	100	107
6.750%, 6/25/25	250	257
Nordea Bank AB 144A 2.125%, 5/29/20(2)	300	298
OM Asset Management plc 4.800%, 7/27/26	495	512
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(2)(4)(5)	440	470
Prudential Financial, Inc. 5.875%, 9/15/42	165	180
5.625%, 6/15/43(3)	400	433
S&P Global, Inc. 4.000%, 6/15/25	485	509
Santander Holdings USA, Inc. 144A, 3.700%, 3/28/22(2)	425	430
144A, 4.400%, 7/13/27(2)	165	169

	PAR VALUE	VALUE
Financials (continued)
Societe Generale S.A. 144A 4.750%, 11/24/25(2)(5)	$500	$526
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(2)	200	198
Trinity Acquisition plc 4.400%, 3/15/26	200	211
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(2)	430	428
UBS AG 7.625%, 8/17/22	1,235	1,443
Wells Fargo & Co. 3.069%, 1/24/23	225	227
Series S, 5.900%, 8/15/27(5)	585	626

		29,199

Health Care—2.1%
Abbott Laboratories 3.400%, 11/30/23	105	107
3.750%, 11/30/26	460	472
AbbVie, Inc. 2.850%, 5/14/23	335	334
3.600%, 5/14/25	440	452
3.200%, 5/14/26	275	274
AmerisourceBergen Corp. 3.450%, 12/15/27	335	332
Anthem, Inc. 3.650%, 12/1/27	111	113
Becton Dickinson & Co. 3.363%, 6/6/24	89	89
3.700%, 6/6/27	530	534
Cardinal Health, Inc. 3.200%, 3/15/23	325	325
3.079%, 6/15/24	25	25
3.410%, 6/15/27	185	181
Catalent Pharma Solutions, Inc. 144A 4.875%, 1/15/26(2)	30	30
Community Health Systems, Inc. 6.250%, 3/31/23	210	189
Endo Finance LLC 144A 6.000%, 7/15/23(2)	275	216

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Envision Healthcare Corp. 144A 6.250%, 12/1/24(2)	$85	$88
Forest Laboratories LLC 144A 4.875%, 2/15/21(2)	184	195
HCA, Inc. 5.375%, 2/1/25	200	207
Mylan, Inc. 4.200%, 11/29/23(5)	500	518
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	200	197
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	305	316
Teleflex Inc. 4.625%, 11/15/27	150	151
Tenet Healthcare Corp. 4.500%, 4/1/21	215	216
144A, 4.625%, 7/15/24(2)	170	166
Valeant Pharmaceuticals International, Inc. 144A, 6.500%, 3/15/22(2)	25	26
144A, 7.000%, 3/15/24(2)	40	43
144A, 5.500%, 11/1/25(2)	250	254
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	605	605

		6,655

Industrials—1.1%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	345	350
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	260	255
CNH Industrial N.V. 4.500%, 8/15/23	359	373
3.850%, 11/15/27	222	221

	PAR VALUE	VALUE
Industrials (continued)
General Electric Capital Corp. 3.150%, 9/7/22	$660	$670
Masco Corp. 5.950%, 3/15/22	213	236
4.450%, 4/1/25	140	148
Owens Corning 3.400%, 8/15/26	495	486
Pitney Bowes, Inc. 4.125%, 5/15/22	410	377
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(2)	190	211
TransDigm, Inc. 6.500%, 5/15/25	115	118

		3,445

Information Technology—1.5%
Apple, Inc.
2.900%, 9/12/27	705	697
3.000%, 11/13/27	275	273
Arrow Electronics, Inc. 3.875%, 1/12/28	420	419
Broadcom Corp. 144A, 3.000%, 1/15/22(2)	185	183
144A, 3.625%, 1/15/24(2)	340	338
Citrix Systems, Inc. 4.500%, 12/1/27	380	386
Dell International LLC 144A, 6.020%, 6/15/26(2)	100	110
144A, 8.100%, 7/15/36(2)	230	290
First Data Corp. 144A 5.000%, 1/15/24(2)	570	586
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	300	317
Match Group, Inc. 144A 5.000%, 12/15/27(2)	195	198
Verisk Analytics, Inc. 4.000%, 6/15/25	470	486
VMware, Inc. 2.950%, 8/21/22	216	215
3.900%, 8/21/27	233	235

		4,733

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Materials—2.0%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(2)(5)	$375	$396
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	525	521
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)	410	479
CRH America Finance, Inc. 144A 3.400%, 5/9/27(2)	425	425
Glencore Funding LLC 144A 4.000%, 3/27/27(2)	425	427
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(2)	495	516
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(2)	935	978
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(2)	175	174
144A, 5.000%, 5/1/25(2)	240	239
OCP SA 144A 5.625%, 4/25/24(2)	500	536
Rusal Capital DAC 144A 5.125%, 2/2/22(2)	430	439
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(2)(4)	510	518
Standard Industries, Inc. 144A 6.000%, 10/15/25(2)	410	438
Vulcan Materials Co. 3.900%, 4/1/27	425	434

		6,520

Real Estate—2.2%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	306
American Tower Corp. 3.000%, 6/15/23	193	192

	PAR VALUE	VALUE
Real Estate (continued)
Corporate Office Properties LP 3.600%, 5/15/23(5)	$660	$660
Digital Realty Trust LP 5.250%, 3/15/21	415	445
EPR Properties 4.750%, 12/15/26	620	636
Greystar Real Estate Partners LLC 144A 5.750%, 12/1/25(2)	100	103
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	435	433
Hospitality Properties Trust 4.950%, 2/15/27	510	538
Kilroy Realty LP 4.375%, 10/1/25	475	498
LifeStorage LP 3.500%, 7/1/26	310	302
3.875%, 12/15/27	165	164
MPT Operating Partnership LP 6.375%, 3/1/24	50	53
5.500%, 5/1/24	225	233
5.000%, 10/15/27	195	199
National Retail Properties, Inc. 4.000%, 11/15/25	150	154
Physicians Realty LP 3.950%, 1/15/28	435	430
Select Income REIT 4.500%, 2/1/25	470	474
Uniti Group, Inc. 144A 7.125%, 12/15/24(2)	370	337
Welltower, Inc. 4.000%, 6/1/25(5)	500	517
WP Carey, Inc. 4.600%, 4/1/24(5)	400	418

		7,092

Telecommunication Services—1.6%
AT&T, Inc. 6.375%, 6/1/28(2)	2,000	2,291
Frontier Communications Corp. 10.500%, 9/15/22	370	280

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services (continued)
Level 3 Financing, Inc. 5.375%, 1/15/24	$325	$325
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(2)	188	189
Telefonica Emisiones SAU 4.570%, 4/27/23(5)	560	605
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	400	400
Verizon Communications, Inc. 2.946%, 3/15/22	505	508
4.125%, 3/16/27	430	448

		5,046

Utilities—1.3%
American Electric Power Co., Inc. 3.200%, 11/13/27	390	387
Duke Energy Corp. 2.650%, 9/1/26	505	484
Dynegy, Inc. 7.375%, 11/1/22	410	433
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	410	419
Exelon Corp. 3.497%, 6/1/22	605	616
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(2)	520	548
Southern Power Co. 4.150%, 12/1/25(5)	570	601
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(2)	500	528

		4,016
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $85,686)		85,958

	PAR VALUE	VALUE
LOAN AGREEMENTS(1)—2.5%
Consumer Discretionary—0.4%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 5.570%, 9/29/24	$145	$146
Playa Resorts Holding B.V., (3 month LIBOR + 3.000%) 4.620%, 4/29/24	214	215
Seminole Tribe of Florida Tranche B, (1 month LIBOR + 2.000%) 3.569%, 7/8/24	269	270
Sinclair Television Group, Inc. Tranche B, (3 month LIBOR + 2.500%) 0.000%, 12/12/24(7)	220	220
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.060%, 6/8/23	241	242
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 4.810%, 8/18/23	245	247

		1,340

Consumer Staples—0.3%
Albertson’s LLC 2017-1, Tranche B-4 , (1 month LIBOR + 2.750%) 4.319%, 8/25/21	257	251
Aramark Intermediate HoldCo Corp. Tranche B-1 , (1 month LIBOR + 2.000%) 3.569%, 3/11/25	165	166
JBS USA Lux S.A., (3 month LIBOR + 2.500%) 4.100%, 10/30/22	253	248

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples (continued)
TKC Holdings, Inc. First Lien, (2 month LIBOR + 4.250%) 5.673%, 2/1/23	$194	$195

		860

Energy—0.1%
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.413%, 4/12/24	280	279

Health Care—0.4%
CHG Healthcare Services, Inc. 2017, First Lien, (3 month LIBOR + 3.000%) 4.476%, 6/7/23	291	293
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 5.875%, 4/29/24	124	125
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 4.570%, 12/1/23	356	357
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 7.069%, 2/15/23	80	80
NVA Holdings, Inc. Second Lien, (3 month LIBOR + 7.000%) 8.693%, 8/14/22	214	215
Parexel International Corp., (1 month LIBOR + 3.000%) 4.569%, 9/27/24	50	50
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.319%, 4/29/22	217	219

	PAR VALUE	VALUE
Health Care (continued)
Wink Holdco, Inc. (Superior Vision Holdings, Inc.) First Lien, (3 month LIBOR + 3.000%) 4.490%, 12/2/24	$10	$10

		1,349

Industrials—0.5%
Accudyne Industries LLC, (1 month LIBOR + 3.750%) 5.319%, 8/18/24	185	186
Advanced Disposal Services, Inc., (weekly LIBOR + 2.250%) 3.739%, 11/10/23	41	41
Beacon Roofing Supply, Inc. Tranche B, (3 month LIBOR + 2.250%) 0.000%, 1/2/25(7)	290	291
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 4.900%, 11/6/24	220	221
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 5.569%, 11/8/24	170	169
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.229%, 2/28/22	300	301
Zodiac Pool Solutions LLC Tranche B-1, First Lien, (3 month LIBOR + 4.000%) 5.693%, 12/20/23	272	273

		1,482

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—0.1%
Rackspace Hosting, Inc. Tranche B, First Lien, (3 month LIBOR + 3.000%) 4.385%, 11/3/23	$390	$390

Materials—0.1%
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	375	270
Tronox Ltd.
First Lien, (3 month LIBOR + 3.000%) 4.693%, 9/23/24	45	46
First Lien, (3 month LIBOR + 3.000%) 4.693%, 9/23/24	20	20

		336

Real Estate—0.1%
Capital Automotive LP Tranche B-2, First Lien, (1 month LIBOR + 2.500%) 4.070%, 3/25/24	382	383

Telecommunication Services—0.3%
CenturyLink, Inc. Tranche B, (3 month PRIME + 2.750%) 0.000%, 1/31/25(7)	260	250
Level 3 Financing, Inc. 2024, Tranche B, (3 month LIBOR + 2.250%) 3.696%, 2/22/24	335	335
UPC Financing Partnership, (1 month LIBOR + 2.500%) 3.977%, 1/15/26	190	190

		775

	PAR VALUE		VALUE
Utilities—0.2%
Energy Future Intermediate Holding Co. LLC, (1 month LIBOR + 3.000%) 4.546%, 6/30/18	$205		$205
NRG Energy, Inc., (3 month LIBOR + 2.250%) 3.943%, 6/30/23	245		245
Vistra Operations Co. LLC (TEX Operations Co. LLC)
Tranche C, (1 month LIBOR + 2.500%) 3.834%, 8/4/23	29		29
(1 month LIBOR + 2.750%) 3.951%, 8/4/23	161		162

			641
TOTAL LOAN AGREEMENTS
(Identified Cost $7,912)			7,835

	SHARES
PREFERRED STOCKS—1.0%
Financials—1.0%
Citigroup, Inc. Series J, 7.125%	20,000		577
Series T, 6.250%	390	(6)	430
JPMorgan Chase & Co. Series Z, 5.300%(5)	500	(6)	518
KeyCorp Series D, 5.000%	415	(6)	427
M&T Bank Corp. Series F, 5.125%	190	(6)	203
PNC Financial Services Group, Inc. (The) Series R, 4.850%(5)	535	(6)	546
Series S, 5.000%(5)	485	(6)	513
TOTAL PREFERRED STOCKS
(Identified Cost $3,143)			3,214
COMMON STOCKS—81.8%
Consumer Discretionary—4.4%
Compass Group plc Sponsored ADR	130,528		2,866

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	SHARES	VALUE
Consumer Discretionary (continued)
Las Vegas Sands Corp.	159,390	$11,076

		13,942

Consumer Staples—7.4%
Altria Group, Inc.	142,890	10,204
British American Tobacco plc Sponsored ADR	54,679	3,663
Coca-Cola Co. (The)	85,120	3,905
Imperial Brands plc Sponsored ADR	139,467	5,951

		23,723

Energy—8.2%
Royal Dutch Shell plc Class B Sponsored ADR	178,420	12,184
TOTAL S.A. Sponsored ADR	127,090	7,026
Vermilion Energy, Inc.	192,478	6,991

		26,201

Financials—16.0%
Bank of Hawaii Corp.	41,970	3,597
CI Financial Corp.	185,090	4,382
HSBC Holdings plc Sponsored ADR	185,860	9,598
Royal Bank of Canada	113,899	9,300
SCOR SE Sponsored ADR	2,204,767	8,951
Tokio Marine Holdings, Inc.	97,200	4,435
Zurich Insurance Group AG ADR	350,300	10,653

		50,916

Health Care—6.8%
AstraZeneca plc Sponsored ADR	244,940	8,499
GlaxoSmithKline plc Sponsored ADR	202,590	7,186
Sonic Healthcare Ltd. Sponsored ADR	224,574	4,009
Takeda Pharmaceutical Co., Ltd. Sponsored ADR	74,700	2,125

		21,819

	SHARES	VALUE
Industrials—5.3%
ABB Ltd. Registered Shares	163,170	$4,374
BAE Systems plc Sponsored ADR	207,890	6,482
Waste Management, Inc.	69,220	5,973

		16,829

Information Technology—4.6%
Analog Devices, Inc.	39,280	3,497
Cisco Systems, Inc.	118,720	4,547
Microchip Technology, Inc.	37,540	3,299
Paychex, Inc.	47,590	3,240

		14,583

Materials—2.6%
BASF SE Sponsored ADR	179,050	4,919
RPM International, Inc.	65,880	3,453

		8,372

Real Estate—7.3%
Crown Castle International Corp.	84,340	9,363
Lamar Advertising Co. Class A	91,122	6,765
Realty Income Corp.	127,205	7,253

		23,381

Telecommunication Services—11.8%
AT&T, Inc.	228,903	8,900
BCE, Inc.	192,670	9,250
Spark New Zealand Ltd.	3,290,000	8,464
Vodafone Group plc Sponsored ADR	347,027	11,070

		37,684

Utilities—7.4%
Duke Energy Corp.	106,310	8,943
Fortis, Inc.	216,420	7,937
WEC Energy Group, Inc.	102,670	6,820

		23,700
TOTAL COMMON STOCKS
(Identified Cost $241,185)		261,150

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUND(8)—0.2%
iShares iBoxx $ Investment Grade Corporate Bond Index Fund	4,750	$577
TOTAL EXCHANGE-TRADED FUND
(Identified Cost $574)		577
TOTAL LONG TERM INVESTMENTS—131.4%
(Identified Cost $399,215)		419,376 (9)
SHORT-TERM INVESTMENTS—5.2%
PURCHASED OPTIONS—0.1%
(see Open Purchased Options schedule)
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $536)		411
Money Market Mutual Fund(8)—5.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.190%)	16,267,303	16,267
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $16,803)		16,678
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—136.6%
(Identified Cost $416,018)		436,054
WRITTEN OPTIONS—(0.3)%
(see Open Written Options schedule)
TOTAL WRITTEN OPTIONS—(0.3)%
(Premiums Received $1,237)		(931)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—136.3%
(Identified Cost $414,781)		435,123
Other assets and liabilities, net—(36.3)%		(115,947)

NET ASSETS—100.0%		$319,176

Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”)
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Variable rate security. Rate disclosed is as of December 31, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $56,198 or 17.6% of net assets.
(3)	Interest payments may be deferred.
(4)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(5)	All or a portion of the security is segregated as collateral for written options.
(6)	Value shown as par value.
(7)	This loan will settle after December 31, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(9)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

Open Purchased Options contracts as of December 31, 2017, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	634	$177,520	$2,800	1/2/2018	$—
S&P 500® Index	871	242,574	2,785	1/3/2018	—
S&P 500® Index	174	48,372	2,780	1/5/2018	1
S&P 500® Index	698	193,695	2,775	1/8/2018	7
S&P 500® Index	874	242,535	2,775	1/10/2018	13
S&P 500® Index	175	48,738	2,785	1/12/2018	2

					23

Put Options
S&P 500® Index	634	163,572	2,580	1/2/2018	22
S&P 500® Index	871	223,847	2,570	1/3/2018	52
S&P 500® Index	174	44,892	2,580	1/5/2018	18
S&P 500® Index	698	179,735	2,575	1/8/2018	87
S&P 500® Index	874	225,055	2,575	1/10/2018	162
S&P 500® Index	175	44,975	2,570	1/12/2018	47

					388

Total					$411

Open Written Options contracts as of December 31, 2017, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	634	$174,033	$2,745	1/2/2018	$—
S&P 500® Index	871	238,219	2,735	1/3/2018	(4)
S&P 500® Index	174	47,502	2,730	1/5/2018	(2)
S&P 500® Index	698	190,205	2,725	1/8/2018	(24)
S&P 500® Index	874	238,165	2,725	1/10/2018	(45)
S&P 500® Index	175	47,863	2,735	1/12/2018	(5)

					(80)

Put Options
S&P 500® Index	634	167,059	2,635	1/2/2018	(48)
S&P 500® Index	871	228,202	2,620	1/3/2018	(104)
S&P 500® Index	174	45,762	2,630	1/5/2018	(46)
S&P 500® Index	698	183,225	2,625	1/8/2018	(171)
S&P 500® Index	874	229,425	2,625	1/10/2018	(393)
S&P 500® Index	175	45,850	2,620	1/12/2018	(89)

					(851)

Total					$(931)

FOOTNOTE LEGEND:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$12,296	$—	$12,296
Corporate Bonds And Notes	85,958	—	85,958
Foreign Government Securities	4,502	—	4,502
Loan Agreements	7,835	—	7,835
Mortgage-Backed Securities	30,514	—	30,514
Municipal Bonds	4,968	—	4,968
U.S. Government Securities	8,362	—	8,362
Equity Securities:
Common Stocks	261,150	261,150	—
Exchange-Traded Fund	577	577	—
Preferred Stocks	3,214	577	2,637
Short-Term Investment	16,267	16,267	—
Purchased Options	411	411	—

Total Investments before Written Options	$436,054	$278,982	$157,072

Written Options	$(931)	$(931)	$—

Total Investments Net of Written Options	$435,123	$278,051	$157,072

There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2017.

There were no transfers between Level 1, Level 2 or Level 3 related to securities held at December 31, 2017.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

(Reported in thousands except shares and per share amounts)

Assets:
Investment in securities at value (Identified cost $416,018)	$436,054
Cash	30
Deposits with options broker	4,182
Receivables:
Investment securities sold	143
Dividends and interest	2,121
Tax reclaims	56
Prepaid expenses	8

Total assets	442,594

Liabilities:
Borrowings (Note 8)	120,000
Written options at value (Premiums received $1,237) (Note 3)	931
Payables:
Investment securities purchased	2,038
Investment advisory fee	259
Administration and accounting fees	26
Transfer agent fees and expenses	13
Professional fees	47
Interest payable on borrowings (Note 8)	24
Printing expenses	39
Other accrued expenses	41

Total liabilities	123,418

Net Assets	$319,176

Net Assets Consist of:
Common stock $0.001 par value 500,000,000 shares authorized	$24
Capital paid in on shares of beneficial interest	296,957
Accumulated undistributed net investment income (loss)	861
Accumulated undistributed net realized gain (loss)	992
Net unrealized appreciation (depreciation) on investments	20,036
Net unrealized appreciation (depreciation) on written options	306

Net Assets	$319,176

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 24,467,120	$13.05

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

($ reported in thousands)

Investment Income:
Dividends	$12,043
Interest	6,006
Foreign taxes withheld	(705)

Total investment income	17,344

Expenses:
Investment advisory fees	3,073
Administration and accounting fees	560
Printing fees and expenses	388
Directors’ fees	349
Professional fees	255
Custodian fees	172
Transfer agent fees and expenses	116
Miscellaneous expenses	162

Total expenses before interest expense	5,075
Interest expense on borrowings	2,347

Total expenses after interest expense	7,422
Administration fee waiver	(286)
Custody fees reimbursed (Note 13)	(11)
Earnings credit from custodian	— (1)

Net expenses	7,125

Net investment income	10,219

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(13,508)
Written options	28,539
Foreign currency transactions	(44)
Net change in unrealized appreciation (depreciation) from:
Investments	28,136
Written options	478

Net realized and unrealized gain (loss)	43,601

Net increase (decrease) in net assets resulting from operations	$53,820

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$10,219	$7,822
Net realized gain (loss)	14,987	47,906
Net change in unrealized appreciation (depreciation)	28,614	(46,891)

Net increase (decrease) in net assets resulting from operations	53,820	8,837

Dividends and distributions to shareholders from
Net investment income	(10,514)	(7,183)
Net realized gains	(30,680)	(25,980)
Return of capital	(6,435)	—

Total dividends and distributions to shareholders	(47,629)	(33,163)

Capital share transactions (Note 7)
Payments for tendered shares	(33,149)	(61,805)
Issuance of common stock related to reinvestment of distributions	1,002	—

Net increase (decrease) in net assets derived from capital share transactions	(32,147)	(61,805)

Net increase (decrease) in net assets	(25,956)	(86,131)

Net Assets
Beginning of period	345,132	431,263

End of period	$319,176	$345,132

Accumulated undistributed net investment income (loss) at end of period	$861	$962

Supplemental – other information
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	27,023,909	31,792,834
Issuance of common stock related to reinvestment of distributions	78,042	—
Common Shares tendered (Note 7)	(2,634,831)	(4,768,925)

Common Shares outstanding at end of period	24,467,120	27,023,909

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2017

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$53,820

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	229,092
(Increase) Decrease in investment securities sold receivable	394
Purchases of long-term investments	(188,110)
Increase (Decrease) in investment securities purchased payable	1,086
Net (purchases) or sales of short-term securities	16,599
Net (purchases) or sales in purchased options	(16,144)
Net purchases or (sales) in written options	28,578
Net change in unrealized (appreciation)/depreciation on investments	(28,614)
Net realized (gains) loss on investments	(15,031)
Amortization of premium and accretion of discounts on investments	771
Return of capital distributions on investments	314
Proceeds from litigation settlements	96
Cost adjustment for inflation linked securities	136
(Increase) Decrease in deposits with options broker	(3,985)
(Increase) Decrease in tax reclaims receivable	(50)
(Increase) Decrease in dividends and interest receivable	453
(Increase) Decrease in prepaid expenses	43
Increase (Decrease) in interest payable on borrowings	(42)
Increase (Decrease) in affiliated expenses payable	(16)
Increase (Decrease) in non-affiliated expenses payable	(81)

79,309

Cash provided by (used for) financing activities:
Payments for tendered shares	(33,149)
Cash dividends and distributions paid to shareholders	(46,627)

Cash provided by (used for) financing activities:	(79,776)

Net increase (decrease) in cash	(467)

Cash:
Beginning of period	497

End of period	$30

Supplemental cash flow information:
Cash paid during the period for interest payable on borrowings	$2,389

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

	Year Ended December 31,
	2017		2016		2015	2014
PER SHARE DATA
Net asset value, beginning of period	$12.77		$13.56		$15.43	$15.45

Income from investment operations
Net investment income (loss)(3)	0.41		0.27		0.22	0.25
Net realized and unrealized gains (losses)	1.71		0.05		(1.02)	0.78

Total from investment operations	2.12		0.32		(0.80)	1.03

Dividends and Distributions
Dividends from net investment income	(0.42)		(0.27)		(0.26)	(0.24)
Distributions from net realized gains	(1.18)		(0.89)		(0.85)	(0.85)
Tax return of capital	(0.26)		—		—	—

Total dividend and distributions	(1.86)		(1.16)		(1.11)	(1.09)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	—		—		0.04	0.04
Anti-dilutive impact of tender offers	0.02		0.05		—	—

Net asset value, end of period	$13.05		$12.77		$13.56	$15.43

Market value, end of period(1)	$13.40		$12.04		$12.18	$14.01

Total return market value(2)	29.62%		8.90%		(5.20)%	8.54%
Total return on net asset value(2)	19.02%		3.74%		(4.17)%	7.86%
Net assets, end of period (in thousands)	$319,176		$345,132		$431,263	$500,825

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense)	2.23	%(7)	1.61	%(6)	0.98%	1.03%
Ratio of total expenses to average net assets(4)	2.33	%(7)	1.64	%(6)	0.98%	1.03%
Ratio of net investment income (loss) to average net assets	3.20	%(7)	2.05	%(6)	1.49%	1.61%
Portfolio turnover rate	44%		178	%(5)	77%	38%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$120,000		$120,000		$—	$—
Asset Coverage for Loan Outstanding, End of Period	366%		388%		—%	—%

The footnote legend is on page 32.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

Year Ended December 31, 2013
PER SHARE DATA
Net asset value, beginning of period	$14.08

Income from investment operations
Net investment income (loss)(3)	0.29
Net realized and unrealized gains (losses)	2.02

Total from investment operations	2.31

Dividends and Distributions
Dividends from net investment income	(0.27)
Distributions from net realized gains	(0.70)
Tax return of capital	(0.05)

Total dividend and distributions	(1.02)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	0.08

Net asset value, end of period	$15.45

Market value, end of period(1)	$13.94

Total return market value(2)	22.37%
Total return on net asset value(2)	18.58%
Net assets, end of period (in thousands)	$514,350

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (after expense waivers, earnings credits and dividend and interest expense)	0.99%
Ratio of total expenses to average net assets(4)	1.04%
Ratio of net investment income (loss) to average net assets	1.97%
Portfolio turnover rate	52%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$—
Asset Coverage for Loan Outstanding, End of Period	—%

The footnote legend is on page 32.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total Return on Market Value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on Market Value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total Return on Market Value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total Return on NAV uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Computed using average shares outstanding.
(4)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, are as follows:

Period Ended December 31,
2017	2016	2015	2014	2013
1.59%	1.37%	0.98%	0.99%	1.02%

(5)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new subadvisers associated with a strategy change on the Fund.
(6)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense) would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income/(loss) to average net assets would be 2.18%.
(7)	The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense) would be 2.17%, the ratio of total expenses would be 2.27% and the ratio of net investment income/(loss) to average net assets would be 3.26%.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017

Note 1. Organization

Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal period-end, and may differ from the estimated amounts.

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Transactions:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) from investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) from written options”. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss,

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities at December 31, 2017:

Assets: Purchased options at value	$411 (1)
Liabilities: Written options at value	(931)

Net asset (liability) balance	$(520)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations at December 31, 2017.

Net realized gain (loss) from purchased options	$(16,090	)(2)
Net realized gain (loss) from written options	28,539
Net change in unrealized appreciation (depreciation) from purchased options	(205	)(3)
Net change in unrealized appreciation (depreciation) from written options	478

Total realized and unrealized gain (loss) from purchased and written options	$12,722

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) from investments.

For the period ended December 31, 2017, the average daily premiums paid by the Fund for purchased options were $522 (reported in thousands) and the average daily premiums received by the Fund for written options were $1,126 (reported in thousands).

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

A.	Investment Advisory Fee:

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage).

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

B.	Subadvisers

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion and the options overlay strategy of the Fund’s portfolio. The subadvisers are responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets. On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016. For the period ended December 31, 2017, the Fund incurred administration fees totaling $439 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily Managed Assets. Previously, the sub-administration fee was paid directly by Virtus Fund Services.

Virtus Fund Services has contractually committed, for a period of two years from December 2, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on December 2, 2016.

For the period ended December 31, 2017, the Fund waived administration fees totaling $286 as reported in the Statement of Operations or 0.065% of average daily Managed Assets.

D.	Directors Fee:

For the period ended December 31, 2017, the Fund incurred director fees totaling $290, which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended December 31, 2017, were as follows:

Purchases	Sales
$156,293	$181,378

Purchases and sales of long term U.S. Government and agency securities for the period ended December 31, 2017, were as follows:

Purchases	Sales
$31,817	$47,714

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

Note 6. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 7. Capital Stock and Reinvestment Plan; Repurchase Program; Tender Offers

At December 31, 2017, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 24,467,120 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the period ended December 31, 2017, 78,042 shares were issued and for the period ended December 31, 2016, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. For the years ended December 31, 2017 and December 31, 2016, there were no repurchases.

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (4,768,925 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $12.96 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on May 26, 2016. As a result of the tender offer, $61,805 (reported in thousands) was distributed to shareholders and there was an accretion of $0.05 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On November 25, 2016, the Fund announced the commencement of a 5% tender offer (1,351,195 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on December 23, 2016. The Fund purchased the maximum number of shares covered by the offer price of $12.4950 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on December 23, 2016. As a result of the tender offer, $16,883 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the net asset value per share of all the outstanding shares after close of the tender offer.

On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

on the New York Stock Exchange on June 23, 2017. $16,265 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the net asset value per share of all the outstanding shares after close of the tender offer.

Note 8. Borrowings

($ reported in thousands)

On December 23, 2016, the Fund entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the Bank, up to a limit of $155,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the year ended December 31, 2017. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the year ended December 31, 2017, the average daily borrowings under the Agreement and the weighted daily average interest rate were $120,000 and 1.929%, respectively. At December 31, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$120,000	2.42%

Note 9. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

Note 10. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged

Note 11. Regulatory Matters and Litigation

From time to time, the adviser, KAR, Newfleet and/or their respective affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (“SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At December 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$416,035	$27,499	$(7,480)	$20,019
Written Options	(931)	—	—	—

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2017, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$16	$—	$—	$—

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31,

2017 and 2016 was as follows:

	Year Ended
	2017	2016
Ordinary income	$18,854	$7,844
Long-term capital gains	7,966	41,885
Return of capital	7,008	—

Total	$33,828	$49,729

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	(1)	$194	$(194)

(1)	Amount is less than $500.

Note 13. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses over-billed for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “Custody fees reimbursed.”

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2017

Note 14. Recent Accounting Pronouncement

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulations S-X amendments.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Virtus Global Dividend & Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Global Dividend & Income Fund Inc. (the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2018

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since 1990.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

TAX INFORMATION

DECEMBER 31, 2017

(Unaudited)

For the fiscal year ended December 31, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
61%	18%	$6,931

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, KAR and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the two subadvisory agreements with Newfleet Asset Management, LLC and Kayne Anderson Rudnick Investment Management, LLC (each a “Subadviser”, and together “Subadvisers”) (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”). At an in-person meeting held on November 14, 2017, the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and the investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.

In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with each Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered the: (a) quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser currently was involved in any regulatory actions, investigations or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered that, while the Fund’s performance for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017 was below the median of the Performance Universe for the same periods, the Fund’s year-to-date performance for the period ended June 30, 2017 was above the median of the Performance Universe for the same period. The Board considered the Fund’s positive absolute performance across all periods, and also considered that the Fund outperformed its benchmark for the year-to-date and 1-year periods ended June 30, 2017.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were equal to the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.

The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund as in the best interests of the Fund and its shareholders.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of December 31, 2017, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Dividend & Income Fund Inc., 100 Pearl Street, Hartford, CT 06103.

Disinterested Directors

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2011, Class II Chairman 95 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
William R. Moyer YOB: 1944 Elected: 2012, Class II 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (since 2006), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2013, Class I 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016, Class I 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments);
R. Keith Walton YOB: 1964 Elected: 2016, Class III 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Brian T. Zino YOB: 1952 Elected: 2016, Class III 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Director

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012, Class II 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/ or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

Virtus Global Dividend & Income Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Nancy Engberg, Senior Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia PA 19103-7042

Fund Counsel

Sullivan & Worcester LLP

1666 K Street NW

7th Floor

Washington D.C. 20006

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

12-17

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,220 for 2017 and $35,800 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,081 for 2017 and $2,378 for 2016. Such audit-related fees include out of pocket expenses and other fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2017 and $5,200 for 2016.

(d)	“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Dividend & Income Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $566,627 for 2017 and $686,723 for 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Philip R. McLoughlin, Brian T. Zino, William R. Moyer, James B. Rogers, R. Keith Walton and James M. Oates.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s sub-advisers are Kayne Anderson Rudnick Investment Management, LLC and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two other closed-end funds, Virtus Total Return Fund Inc. (NYSE: ZF) and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Stephen H. Hooker, CFA

Managing Director and Portfolio Manager

Stephen Hooker is a managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners.

Mr. Hooker is a member of the multi-sector portfolio management team with primary responsibilities for institutional accounts. He also serves as co-portfolio manager of the Virtus Newfleet Bond Fund and Virtus Strategic Allocation Fund, and assists in the management of the closed-end Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR). He joined Newfleet in 2011 to serve as sector manager for emerging markets, where he was responsible for researching issuers in Europe, the Middle East, and Africa.

From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin Capital Advisers, a former Virtus investment management subsidiary, for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Mr. Hooker earned a B.A. in psychology from Trinity College. He holds the Chartered Financial Analyst designation. He began his career in the investment industry in 1993.

Kayne Anderson Rudnick Investment Management, LLC

Richard Sherry, CFA

Portfolio Manager and Senior Research Analyst with primary responsibilities for the large-capitalization energy, financials, and utilities sectors

Mr. Sherry joined Kayne Anderson Rudnick in 1995 as a Marketing Analyst before becoming a Research Analyst. He has approximately 18 years of equity research experience.

Before joining Kayne Anderson Rudnick Investment Management, LLC, Mr. Sherry worked as Operations/Marketing Supervisor at Pilgrim Asset Management. He earned a B.A. in Economics from the University of California, Los Angeles, and an M.B.A. from the University of Southern California. Mr. Sherry is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Directors on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2017, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	19	10,730	2	262
	Other Pooled Investment Vehicles:	2	108	0	0
	Other Accounts:	0	0	0	0
Stephen Hooker	Registered Investment Companies:	4	359	1	87
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	2	39	0	0
Richard Sherry	Registered Investment Companies:	2	330	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	653	639	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2017, beneficial ownership of shares of the Fund by Messrs. Albrycht, Hooker and Sherry are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Stephen Hooker	$0
Richard Sherry	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2017	0	$0	0	2,654,033
August 2017	0	$0	0	2,654,033
September 2017	0	$0	0	2,654,033
October 2017	0	$0	0	2,654,033
November 2017	0	$0	0	2,654,033
December 2017	0	$0	0	2,654,033
Total	0	$0	0	2,654,033

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced 3/13/12 and expanded 9/19/12 and 2/10/14.

b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares.

c.	The expiration date (if any) of each plan or program: None.

d.	Each plan or program that has expired during the period covered by the table: None.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period July 1, 2017—December 31, 2017 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Dividend & Income Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/09/2018

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	3/09/2018

*	Print the name and title of each signing officer under his or her signature.